Restructuring	12 Months Ended
Dec. 31, 2014
Restructuring and Related Activities [Abstract]
Restructuring
RESTRUCTURING
Delphi’s restructuring activities are undertaken as necessary to implement management’s strategy, streamline operations, take advantage of available capacity and resources, and ultimately achieve net cost reductions. These activities generally relate to the realignment of existing manufacturing capacity and closure of facilities and other exit or disposal activities, as it relates to executing the Company’s strategy, either in the normal course of business or pursuant to significant restructuring programs.
As part of Delphi's continued efforts to optimize its cost structure, it has undertaken several restructuring programs which include workforce reductions as well as plant closures. The Company recorded employee-related and other restructuring charges related to these programs totaling approximately $140 million during the year ended December 31, 2014. These charges were primarily related to Delphi's on-going restructuring programs focused on aligning our manufacturing capacity and footprint with the current automotive production levels in Europe and South America. These charges also include the recognition of approximately $35 million of employee-related and other costs related to the initiation of a workforce reduction at a European manufacturing site within the Powertrain Systems segment.
During the years ended December 31, 2013 and December 31, 2012, Delphi recorded employee related and other restructuring charges totaling $137 million and $163 million, respectively, which were primarily related to European restructuring programs, as well as to programs resulting from the integration of MVL, which was acquired in the third quarter of 2012.
Additionally, the Company recorded $4 million, $8 million and $8 million of restructuring costs within discontinued operations related to the Thermal Systems business during the years ended December 31, 2014, 2013 and 2012, respectively.
Restructuring charges for employee separation and termination benefits are paid either over the severance period or in a lump sum in accordance with either statutory requirements or individual agreements. Delphi incurred cash expenditures for these restructuring actions of approximately $162 million and $162 million in the years ended December 31, 2014 and December 31, 2013, respectively.
The following table summarizes the restructuring charges recorded for the years ended December 31, 2014, 2013 and 2012 by operating segment:

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Electrical/Electronic Architecture	$57	$28	$49
Powertrain Systems	55	53	25
Electronics and Safety	28	56	89
Total	$140	$137	$163

The table below summarizes the activity in the restructuring liability for the years ended December 31, 2014 and 2013:

	Employee Termination Benefits Liability	Other Exit Costs Liability	Total
	(in millions)
Accrual balance at January 1, 2013	$152	$6	$158
Provision for estimated expenses incurred during the year	135	2	137
Payments made during the year	(158)	(4)	(162)
Foreign currency and other	1	—	1
Accrual balance at December 31, 2013	$130	$4	$134
Provision for estimated expenses incurred during the year	$139	$1	$140
Payments made during the year	(159)	(3)	(162)
Foreign currency and other	(15)	—	(15)
Accrual balance at December 31, 2014	$95	$2	$97